                                                                    EXHIBIT 10.3



                               PHONEPRINT, INC.


                           STOCK PURCHASE AGREEMENT

                             _____________________

                               December 14, 1994

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Purchase and Sale of Stock...........................................     1
     1.1   Sale and Issuance of Series A Preferred Stock..................     1
     1.2   Closing........................................................     1

2.   Representations and Warranties of the Company........................     1
     2.1   Organization, Good Standing and Qualification..................     1
     2.2   Capitalization and Voting Rights...............................     2
     2.3   Subsidiaries...................................................     2
     2.4   Authorization..................................................     2
     2.5   Valid Issuance of Preferred and Common Stock...................     3
     2.6   Governmental Consents..........................................     3
     2.7   Litigation.....................................................     3
     2.8   Compliance with Other Instruments..............................     3
     2.9   Agreements; Action.............................................     4
     2.10  Related-Party Transactions.....................................     4
     2.11  Disclosure.....................................................     4

3.   Representations and Warranties of ESL................................     4
     3.1   Authorization..................................................     4
     3.2   Purchase Entirely for Own Account..............................     4
     3.3   Disclosure of Information......................................     5
     3.4   Investment Experience..........................................     5
     3.5   Accredited Investor............................................     5
     3.6   Restricted Securities..........................................     5
     3.7   Further Limitations on Disposition.............................     5
     3.8   Legends........................................................     6

4.   California Commissioner of Corporations..............................     6
     4.1   Corporate Securities Law.......................................     6

5.   Conditions of ESL's Obligations at Closing...........................     6
     5.1   Representations and Warranties.................................     6
     5.2   Performance....................................................     7
     5.3   Compliance Certificate.........................................     7
     5.4   Qualifications.................................................     7
     5.5   Proceedings and Documents......................................     7
     5.6   Stock Purchase Agreement.......................................     7
     5.7   Amendment No. 1 to the Investors' Rights Agreement.............     7
     5.8   First Refusal Agreement........................................     7
     5.9   Voting Agreement...............................................     7

                                      (i)

6.   Conditions of the Company's Obligations at Closing....................   7
     6.1   Representations and Warranties..................................   7
     6.2   Payment of Purchase Price.......................................   7
     6.3   California Qualification........................................   8
     6.4   Stock Purchase Agreement........................................   8
     6.5   Amendment No. 1 to the Investors' Rights Agreement..............   8
     6.6   First Refusal Agreement.........................................   8
     6.7   Voting Agreement................................................   8

7.   Miscellaneous.........................................................   8
     7.1   Survival of Warranties..........................................   8
     7.2   Successors and Assigns..........................................   8
     7.3   Governing Law...................................................   8
     7.4   Counterparts....................................................   8
     7.5   Titles and Subtitles............................................   9
     7.6   Notices.........................................................   9
     7.7   Finder's Fee....................................................   9
     7.8   Expenses........................................................   9
     7.9   Amendments and Waivers..........................................   9
     7.10  Severability....................................................   9
     7.11  Entire Agreement................................................  10

     EXHIBIT A -    Certificate of Incorporation
     EXHIBIT B -    Amendment No. 1 to the Investors' Rights Agreement
     EXHIBIT C -    First Refusal Agreement
     EXHIBIT D -    Voting Agreement

                                     (ii)

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     THIS STOCK PURCHASE AGREEMENT is made as of December 14, 1994, by and between PhonePrint, Inc., a Delaware corporation (the "Company") and ESL Incorporated, a California corporation ("ESL").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Series A Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Certificate of Incorporation in the form attached hereto as Exhibit A.
                                             ---------

               (b) Subject to the terms and conditions of this Agreement, ESL agrees to purchase at the Closing and the Company agrees to sell and issue to ESL at the Closing, 2,019,850 shares of the Company's Series A Preferred Stock at a purchase price of $4,039,700. Such purchase shall be payable by ESL by delivery to Company by ESL of a check in the amount of $4,039,700 payable to the Company's order or by wire transfer of funds in such amount to the Company's designated bank account.

          1.2  Closing.  The purchase and sale of the Series A Preferred Stock
               -------
shall take place at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California at 11:00 A.M. on December 14, 1994, or at such other time and place as the Company and ESL mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to ESL a certificate representing the Series A Preferred Stock which ESL is purchasing against delivery to the Company by ESL of the purchase price in the form as set forth above in Section 1.1(b).

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to ESL that, except as set forth on a Schedule of Exceptions furnished ESL specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2  Capitalization and Voting Rights.  The authorized capital of the
               --------------------------------
Company consists, or will consist prior to the Closing, of:

               (a)  Preferred Stock.  8,120,000 shares of Preferred Stock (the
                    ---------------
"Preferred Stock"), of which 8,120,000 shares have been designated Series A Preferred Stock, and of which 6,100,150 have been issued and are outstanding and of which 2,019,850 will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Company's Certificate of Incorporation attached hereto as Exhibit A.
                                                              ---------

               (b)  Common Stock. 18,270,000 shares of common stock ("Common
                    ------------
Stock"), none of which are currently issued and outstanding.

               (c) Except for the conversion privileges of the Series A Preferred Stock outstanding and the Series A Preferred Stock to be issued under this Agreement, and the rights provided in paragraph 2.4 of the Investors' Rights Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, (except for the Voting Agreement) there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement, and any Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.5  Valid Issuance of Preferred and Common Stock.  The Series A
               --------------------------------------------
Preferred Stock which is being purchased by ESL hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of ESL in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock hereunder.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to
Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series A Preferred Stock hereunder.

          2.7  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or currently threatened against the Company or which questions the validity of this Agreement, or any Ancillary Agreements, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          2.8  Compliance with Other Instruments.
               ---------------------------------

               (a) The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement or any Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

               (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

          2.9  Agreements; Action.  Except for agreements explicitly
               ------------------
contemplated hereby and by the Investors' Rights Agreement, the First Refusal Agreement and any Ancillary Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

          2.10 Related-Party Transactions.  No employee, officer, or director
               --------------------------
of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.11 Disclosure.  The Company has fully provided ESL with all the
               ----------
information which ESL has requested for deciding whether to purchase the Series A Preferred Stock. Neither this Agreement, the Amendment No. 1 to the Investors' Rights Agreement, the First Refusal Agreement, Ancillary Agreements, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     3.   Representations and Warranties of ESL.  ESL hereby represents and
          -------------------------------------
warrants that:

          3.1  Authorization.  This Agreement constitutes its valid and legally
               -------------
binding obligation, enforceable in accordance with its terms.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
ESL in reliance upon ESL's representation to the Company, which by ESL's execution of this Agreement ESL hereby confirms, that, except to the extent set forth herein, the Series A Preferred Stock to be received by ESL and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for ESL's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that ESL has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, ESL further represents that, except to the extent set forth herein, ESL does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. ESL does, however, state its intention to transfer the Securities to TRW or a direct or indirect wholly-owned subsidiary of TRW and the Company hereby acknowledges such proposed assignment(s) and agrees that any assignments of the Securities among ESL, TRW and direct and indirect wholly-owned subsidiaries of TRW do not breach this
Section 3.2. ESL represents that it has full power and authority to enter into this Agreement.

          3.3  Disclosure of Information.  It believes it has received all the
               -------------------------
information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. ESL further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of ESL to rely thereon.

          3.4  Investment Experience.  ESL is an investor in securities of
               ---------------------
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock. ESL also represents it has not been organized for the purpose of acquiring the Series A Preferred Stock.

          3.5  Accredited Investor.  ESL is an "accredited investor" within the
               -------------------
meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.6  Restricted Securities.  It understands that the shares of Series
               ---------------------
A Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, ESL represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, ESL further agrees not to make any disposition of all or any portion of the Series A Preferred Stock (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.7, provided and to the extent such section is then applicable and any applicable Ancillary Agreement and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) ESL shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, ESL shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances. In addition, the Company hereby agrees that any transfers among ESL, TRW and direct and indirect wholly-owned subsidiaries of TRW may be effected without the delivery of the aforementioned opinion of counsel.

          3.8  Legends.  It is understood that the certificates evidencing the
               -------
Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the Code.

     4.   California Commissioner of Corporations.
          ---------------------------------------

          4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   Conditions of ESL's Obligations at Closing.  The obligations of ESL
          ------------------------------------------
under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to ESL at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since the date of this Agreement.

          5.4  Qualifications.  The Commissioner of Corporations of the State of
               --------------
California shall have issued a permit qualifying the offer and sale of the Series A Preferred Stock and the underlying Common Stock to ESL pursuant to this Agreement, or such offer and sale shall be exempt from such qualification.

          5.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6  Stock Purchase Agreement.  The Stock Purchase Agreement between
               ------------------------
the Company and the investors set forth therein shall have closed.

          5.7  Amendment No. 1 to the Investors' Rights Agreement.  The Company
               --------------------------------------------------
and each Investor shall have entered into the Amendment No. 1 to the Investors' Rights Agreement in the form attached as Exhibit D.
                                         ---------

          5.8  First Refusal Agreement.  ESL and the Investors shall each have
               -----------------------
entered into a First Refusal Agreement in the form attached hereto as Exhibit E.
                                                                      ---------

          5.9  Voting Agreement.  ESL, the Investors and the Company shall have
               ----------------
entered into a Voting Agreement in the form attached hereto as Exhibit F.
                                                               ---------

     6.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to ESL under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by ESL:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of ESL contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2  Payment of Purchase Price.  ESL shall have delivered the purchase
               -------------------------
price specified in Section 1.2.

          6.3  California Qualification.  The Commissioner of Corporations of
               ------------------------
the State of California shall have issued a permit qualifying the offer and sale to ESL of the Series A Preferred Stock and the Common Stock issuable upon the conversion thereof or such offer and sale shall be exempt from such qualification.

          6.4  Stock Purchase Agreement.  The Stock Purchase Agreement between
               ------------------------
the Company and the investors set forth therein shall have closed.

          6.5  Amendment No. 1 to the Investors' Rights Agreement.  The Company
               --------------------------------------------------
and ESL shall have entered into the Amendment no. 1 to the Investors' Rights Agreement in the form attached as Exhibit D.
                                  ---------

          6.6  First Refusal Agreement.  ESL and the Investors shall each have
               -----------------------
entered into a First Refusal Agreement in the form attached hereto as Exhibit E.
                                                                      ---------

          6.7  Voting Agreement.  ESL, the Investors and the Company shall have
               ----------------
entered into a Voting Agreement in the form attached hereto as Exhibit F.
                                                               ---------

     7.   Miscellaneous.
          -------------

          7.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and ESL contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          7.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finders' fee or commission in connection with this transaction (except for the Company's and ESL's obligation to Needham & Company). ESL agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which ESL or any of its officers, partners, employees, or representatives is responsible, including, without limitation, ESL's payment obligation to Needham & Company or any of its affiliates. The Company agrees to indemnify and hold harmless ESL from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible, including, without limitation, the Company's payment obligation to Needham & Company or any of its affiliates.

          7.8  Expenses.  If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement or the Certificate of Incorporation, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and ESL. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.11 Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.


               [Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   PHONEPRINT, INC., a Delaware corporation



                                   By: /s/ Kevin Compton
                                       -----------------------------------------
                                          Kevin Compton, Chairman of the Board

                              Address:    207 E. Java Drive
                                          Sunnyvale, CA  94088-3510


                                   ESL INCORPORATED, a California corporation



                                   By: /s/ James Sandstom
                                       -----------------------------------------

                                   Its: Senior Vice President
                                        ----------------------------------------

                              Address:    495 Java Drive
                                          Sunnyvale, CA 94088-3510


                 [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                   EXHIBIT A

                         CERTIFICATE OF INCORPORATION
                         ----------------------------

                                      A-1
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                         CERTIFICATE OF INCORPORATION
                             OF PHONEPRINT, INC.,
                            a Delaware corporation



                                   ARTICLE I

     The name of this corporation is PhonePrint, Inc..


                                   ARTICLE II

     The address of this corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent 19901. The name of its registered agent at such address is Incorporating Services, Ltd.


                                  ARTICLE III

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.


                                   ARTICLE IV

     A.   Classes of Stock.  This corporation is authorized to issue two classes
          ----------------
of stock to be designated, respectively, "Common Stock" and "Series A Preferred Stock." The total number of shares which the corporation is authorized to issue is Eighteen Million Two Hundred Seventy Thousand (18,270,000) shares. Ten Million One Hundred Fifty Thousand (10,150,000) shares shall be Common Stock, $.001 par value per share, and Eight Million One Hundred Twenty Thousand (8,120,000) shares shall be Series A Preferred Stock, $.001 par value per share.

     B.   Rights, Preferences and Restrictions of Preferred Stock.  The rights,
          -------------------------------------------------------
preferences, restrictions and other matters relating to the Series A Preferred Stock are as follows:

          1.   Dividend Provisions.
               -------------------

               a. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.10 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) per annum payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

               b. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of Common Stock of this corporation into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

          2.   Liquidation Preference.
               ----------------------

               a. In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.00 for each outstanding share of Series A Preferred Stock (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series A Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

               b. After the distributions described in subsection (a) above have been paid, the remaining assets of the corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock).

               c. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by the corporation of a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (excluding the issuance of shares of Series A Preferred Stock pursuant to the Series A Preferred Stock Purchase Agreement), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2.

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          3.   Redemption.
               ----------

               a. On or at any time after November 30, 2001, this corporation may at any time it may lawfully do so, at the option of the Board of Directors, redeem in whole or in part the Series A Preferred Stock by paying in cash therefor a sum per share equal to the Original Series A Issue Price together with all dividends declared, but unpaid, with respect to such share to the Redemption Date (such total amount is hereinafter referred to as the "Series A Redemption Price").

               b. Within thirty (30) days after the receipt by this corporation of the written request of the holders of not less than sixty-six and two-thirds percent (662/3%) of the then outstanding Series A Preferred Stock, this corporation shall redeem the percentage of the Series A Preferred Stock specified in such request (or, if less, the maximum amount it may lawfully redeem) by paying in cash therefor a sum per share equal to the Series A Redemption Price.

               c.   i)   In the event of any redemption of only a part of the
then outstanding Series A Preferred Stock, this corporation shall effect such redemption pro rata according to the number of shares held by each holder thereof.

                   ii) At least 30 (or, in the case of a redemption pursuant to subsection 3(b), 20) but no more than 60 days prior to the date fixed for any redemption of Series A Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder or given by the holder to this corporation for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of this corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and the date on which such holder's Conversion Rights (as hereinafter defined) as to such shares terminate and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(c)(iii), on or after the Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  iii) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such

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shares as holders of Series A Preferred Stock (except the right to receive the
Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the corporation legally available for redemption of shares of Series A Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed.

          4.   Conversion.  The holders of the Series A Preferred Stock shall
               ----------
have conversion rights as follows (the "Conversion Rights"):

               a.   Right to Convert.
                    ----------------

                    i) Subject to subsection (c), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of this corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price plus all declared but unpaid dividends thereon for each share of Series A Preferred Stock, by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 4(c).

                   ii) In the event of a call for redemption of any shares of Series A Preferred Stock pursuant to Section 3 hereof, the Conversion Rights shall terminate as to the shares designated for redemption at the close of business on the Redemption Date, unless default is made in payment of the Redemption Price in which case the Conversion Rights shall terminate on the date such Redemption Price is paid.

                  iii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series A Preferred Stock immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the public offering price of which was not less than

$10.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) and $7,500,000 in the aggregate or (B) the date upon which the corporation obtains the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

               b.   Mechanics of Conversion.  Before any holder of Series A
                    -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock, shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

               c.   Conversion Price Adjustments of Preferred Stock.  The
                    -----------------------------------------------
Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                    i) A. If the corporation shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause
(x) below by the total computed under clause (y) below as follows:

                            (x)  an amount equal to the sum of

                                 (1)    the aggregate purchase price of the
          shares of the Series A Preferred Stock sold pursuant to the agreements

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          pursuant to which shares of Series A Preferred Stock are first issued
          (the "Stock Purchase Agreement"), plus

                                 (2)    the aggregate consideration, if any,
          received by the corporation for all Additional Stock issued on or after the date of the Stock Purchase Agreement (the "Purchase Date") other than shares of Common Stock issued or issuable with respect to the Series A Preferred Stock issued pursuant to the Stock Purchase Agreement;

                            (y)  an amount equal to the sum of

                                 (1)    the aggregate purchase price of the
          shares of Series A Preferred Stock sold pursuant to the Stock Purchase Agreement divided by the Conversion Price for such shares in effect at the Purchase Date (or such higher or lower Conversion Price for such series as results from the application of subsections 4(c)(iii) and
          (iv) and assuming that this Certificate was in effect as of the Purchase Date) plus

                                 (2) the number of shares of Additional Stock issued since the Purchase Date (increased or decreased to the extent that the number of such shares of Additional Stock shall have been increased or decreased as the result of the application of subsections 4(c)(iii) and (iv)).

                         B.   No adjustment of the Conversion Price for the
Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                         C.   In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         D.   In the case of the issuance of the Common Stock
for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                         E.   In the case of the issuance (whether before, on or
after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(c)(i) and subsection 4(c)(ii):

                              1. The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                              2. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(c)(i)(C) and (c)(i)(D)).

                              3. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                              4. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         5. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(c)(i)(E)(3) or (4).

               ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(c)(i)(E)) by this corporation before, on or after the Purchase Date other than

                    A. shares of Common Stock issued pursuant to a transaction described in subsection 4(c)(iii) hereof,

                    B. shares of Common Stock issued upon conversion of the Series A Preferred Stock,

                    C. shares of Common Stock issuable or issued to employees, consultants, or directors of this corporation directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this corporation at any time when the total number of shares of Common Stock so issuable or issued (and not repurchased at cost by the corporation in connection with the termination of employment or service) does not exceed 2,030,000 (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) since the date of incorporation, or

                    D. shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering.

               iii) In the event the corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          d.   Other Distributions.  In the event this corporation shall declare
               -------------------
a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(c)(iii), then, in each such case for the purpose of this subsection 4(d), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

          e.   Recapitalizations.  If at any time or from time to time there
               -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

               f. No Impairment. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

               g.   No Fractional Shares and Certificate as to Adjustments.
                    ------------------------------------------------------

                    i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                    ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

               h.   Notices of Record Date.  In the event of any taking by this
                    ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               i.   Reservation of Stock Issuable Upon Conversion.  This
                    ---------------------------------------------
corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               j.   Notices.  Any notice required by the provisions of this
                    -------
Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

          5.   Voting Rights.
               -------------

               a.   General Voting Rights.  The holder of each share of Series A
                    ---------------------
Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of this corporation, and shall be entitled to vote, together as a single class with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; except for the election of directors.

               b.   Election of Directors.  The authorized number of directors
                    ---------------------
of this Corporation shall be Five (5). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock and Common Stock, voting together on an as converted basis, shall be entitled to elect one (1) director of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock and Common Stock, voting together on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock and Common Stock voting together as provided above.

          6.   Protective Provisions.  So long as shares of Series A Preferred
               ---------------------
Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock:

               a. sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of;

               b. alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

               c. increase the authorized number of shares of Series A Preferred Stock or Common Stock;

               d. create any new class or series of stock or any other securities convertible into equity securities of the corporation (i) having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock under this Section 6; or

               e.   change authorized number of directors from five (5).

          7.   Status of Converted or Redeemed Stock. In the event any shares of
               -------------------------------------
Series A Preferred Stock shall be redeemed or converted pursuant to Section 3 or
Section 4 hereof, the shares so converted or redeemed shall be cancelled and shall not be issuable by the corporation. The Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in the corporation's authorized capital stock.

     C.   Common Stock.
          ------------

          1.  Dividend Rights.  Subject to the prior rights of holders of all
              ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2.  Liquidation Rights.  Upon the liquidation, dissolution or winding
              ------------------
up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof.

          3.  Redemption.  The Common Stock is not redeemable.
              ----------

          4.  Voting Rights.  The holder of each share of Common Stock shall
              -------------
have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the By-laws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.


                                   ARTICLE V

     A.   Exculpation.  A director of the Corporation shall not be personally
          -----------
liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

     B.   Indemnification.  To the extent permitted by applicable law, this
          ---------------
Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

     C.   Effect of Repeal or Modification.  Any repeal or modification of any
          --------------------------------
of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VI

     The name and mailing address of the incorporator is Kevin Compton, 2750 Sand Hill Road, Menlo Park, CA 94025.

                                  ARTICLE VII

     Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of this corporation is expressly authorized to make, alter, amend, rescind or repeal the bylaws of the corporation.


                                  ARTICLE VIII

     Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

                                   ARTICLE IX

     The corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation as of this 22nd day of November, 1994.


                         _____________________________________________________
                         Kevin Compton, Incorporator



                [SIGNATURE PAGE TO CERTIFICATE OF INCORPORATION]

                                   EXHIBIT B

               AMENDMENT NO. 1 TO THE INVESTORS' RIGHTS AGREEMENT
               --------------------------------------------------

                                PHONEPRINT, INC.

               AMENDMENT NO. 1 TO THE INVESTORS' RIGHTS AGREEMENT



     This Amendment No. 1 ("Amendment") to the Investors' Rights Agreement (the "Agreement") is made as of this 14th day of December, 1994 by and among PhonePrint, Inc., a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A to the Agreement (the "Existing
                                   ----------
Investors") and ESL Incorporated, a California corporation ("ESL"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

          The Company desires to sell and issue to ESL and ESL desires to purchase from the Company, 2,019,850 shares of the Company's Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement dated of even date herewith (the "Series A Agreement").

          The Existing Investors desire for ESL to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit ESL to become a party to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.
          -----------------------------------

          ESL hereby enters into and becomes a party to the Agreement.  Schedule
                                                                        --------
A to the Agreement is amended to include ESL.
-

     2.   AMENDMENTS TO AGREEMENT.
          -----------------------

          2.1 ESL and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

          2.2 The second sentence of Section 1.13 of the Agreement is amended in its entirety to read as follows:

              "For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of TRW Inc. and any direct or indirect wholly-owned subsidiary of TRW Inc., including ESL Incorporated, shall be aggregated together and the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1."

          2.3 The second sentence of Section 2.4 of the Agreement is amended in its entirety to read as follows:

               "For purposes of this Section 2.4, a Major Investor shall mean
          (i) ESL, so long as ESL holds at least 10% of the original investment of the Series A Preferred Stock that ESL made in the Company, (ii) any Investor who holds at least 10% of the original investment such Investor makes in the Company pursuant to the Series A Agreement and
          (iii) any person who acquires at least 10% of the Series A Preferred Stock (or the common stock issues upon conversion thereof) issued pursuant to the Series A Agreement."

     3.   WAIVER AND CONSENT.
          ------------------

          Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by, Section 2.4 of the Agreement relating to any rights to purchase or rights of first offer with respect to the sale of the shares of Series A Preferred Stock, (b) consents to adding ESL as a party to the Agreement, and (c) consents to the registration rights hereby provided ESL, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.
          ------------

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

          This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     This Amendment is hereby executed as of the date first above written.


                              PHONEPRINT, INC., a Delaware corporation


                              By:  _________________________________________
                                   Kevin Compton,
                                   Chairman of the Board

                              Address:   495 Java Drive
                                         Sunnyvale, California 94088


                              INVESTORS:

                              KLEINER PERKINS CAUFIELD & BYERS VII

                              By:  __________________________________________

                              Address:   2750 Sand Hill Road
                                         Menlo Park, California 94025



                              KPCB VII FOUNDERS FUND

                              By:  __________________________________________

                              Address:   2750 Sand Hill Road
                                         Menlo Park, California 94025


                              SEVIN-ROSEN IV


                              By:  __________________________________________

                              Address:   Two Galleria Tower
                                         13455 Noel Road, Suite 1670
                                         Dallas, Texas 75240


                   [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                              SEVIN-ROSEN-BAYLESS MANAGEMENT COMPANY


                              By:  __________________________________________

                              Address:   Two Galleria Tower
                                         13455 Noel Road, Suite 1670
                                         Dallas, Texas 75240


                              NORWEST EQUITY PARTNERS IV, a Minnesota Limited Partnership

                              By:   Itasca Partners
                              Its:  General Partner

                              By:  __________________________________________

                              Address:   2800 Piper Jaffray Tower
                                         Minneapolis, Minnesota 55402


                              NEEDHAM CAPITAL SBIC, L.P.

                              By:  Needham Capital Management Partners, L.P.

                              By:  __________________________________________

                              Address:   400 Park Avenue
                                         New York, NY 10022


                              NEEDHAM EMERGING GROWTH PARTNERS


                              By:  __________________________________________

                              Address:   400 Park Avenue
                                         New York, NY 10022


                   [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                              ESL INCORPORATED


                              By:  __________________________________________

                              Address:  495 Java Drive
                                         Sunnyvale, California  94088



                   [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                   EXHIBIT C

                            FIRST REFUSAL AGREEMENT
                            -----------------------

                            FIRST REFUSAL AGREEMENT
                            -----------------------



     THIS FIRST REFUSAL AGREEMENT is made as of the 14th day of December, 1994 by and between PhonePrint, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A attached hereto, (the "Investors") and the holder of Series A Preferred Stock of the Company listed on Schedule B attached hereto,
                                                     ----------
(the "Holder").

     WHEREAS, the Company and Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement").

     WHEREAS, the Holder is a beneficial owner of the number of shares of Series A Preferred Stock of the Company set forth opposite such stockholder's name on

Schedule B hereto (the "Stock," which term shall also include the shares of
----------
Common Stock issued or issuable upon conversion of the Series A Preferred Stock and any additional shares of Preferred stock or Common Stock of the Company now owned or hereafter acquired by Holder.

     WHEREAS, Holder wishes to provide a further inducement to the Investors to purchase shares of the Company's Series A Preferred Stock pursuant to the terms of the Series A Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:


I.   RIGHT OF FIRST REFUSAL
     ----------------------

     1.1  Grant.
          -----

          a. The Company and the Investors are hereby each granted a right of first refusal with respect to any proposed disposition of Stock by Holder (or any permitted transferee of the Stock under paragraph 2.1 hereof, hereafter collectively included in all references to "Holder"), in the following order of priority. The Investors shall have the first right to purchase any Stock proposed to be transferred to a third party by the Holder. In the event the Investors elect not to exercise their first refusal rights with respect to all or any portion of such proposed transfer, the Company shall then have a right of first refusal with respect to such unexercised portion pursuant to the terms of this Agreement.

          b. For purposes of this Agreement, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first refusal hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

     1.2  Notice of Intended Disposition.  In the event Holder desires to accept
          ------------------------------
a bona fide third-party offer for the transfer of any or all of the Stock whether such proposed transfer is voluntary or involuntary (the shares subject to such offer to be hereafter called the "Target Shares"), the Holder shall promptly deliver to the Company and each of the Investors written notice of the intended disposition ("Disposition Notice") and the basic terms and conditions thereof, including the identity of the proposed purchaser.

     1.3  Exercise of Right by Investors.
          ------------------------------

          a. The Investors shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares upon substantially the same terms and conditions specified in the Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Holder and the Company prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to only a portion of the Target Shares specified in the Disposition Notice, then such Investor shall notify the Company of its intent to purchase only a portion of the Target Shares within the thirty
(30) day exercise period above defined. The Holder shall promptly, in writing, inform each Investor which purchases all of the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the 10-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Target Shares not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock of the Company issued and held, and the shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock of the Company issued and held, and the shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares. The Investors shall effect the purchase of those Target Shares for which the right to purchase is exercised, including payment of the purchase price, not more than five (5) business days after the delivery of the Exercise Notice; and at such time Holder shall deliver to the Investors the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

          b. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Investors shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Holder and the Investors cannot agree on such cash value within ten (10) days after the Investors' receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Holder and the Investors or, if they cannot agree on an appraiser within twenty (20) days after the Investors' receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Holder and the Investors. The closing shall then be held on the later of (i) the
                          -----
fifth business day following the delivery of the Exercise Notice, or (ii) the fifth business day after such cash valuation shall have been made.

     1.4  Non-Exercise of Right.  In the event all of the Target Shares are not
          ---------------------
purchased by the Investors pursuant to paragraph 1.3, the Investors shall be deemed to have waived their right of first refusal with respect to such unpurchased Target Shares with respect to such Disposition Notice only.

     1.5  Exercise of Right by the Company.  Subject to the rights of the
          --------------------------------
Investors, the Company shall, for a period of fifteen (15) days from receipt of written notice from the Holder that the Investors' either waived their right of first refusal or purchased only a portion of the Target Shares, have the right to repurchase all, or any portion of the remaining balance after the Investors' purchase, of the Target Shares, upon substantially the same terms and conditions specified in the Disposition Notice. In the event the Investors and the Company do not exercise their and its right of first refusal with respect to all of the Target Shares, the Company shall have the right to assign its right of first refusal with respect to the remaining Target Shares provided the assignee delivers an Exercise Notice within five (5) days after the end of the Company's fifteen (15) day exercise period. The Company (or the Company's assignee) shall exercise this right of first refusal in the same manner and subject to the same rights and conditions as the Investors, as more specifically set forth in paragraph 1.3 above.

     1.6  Non-Exercise of Right.  In the event the Investors and/or the Company
          ---------------------
do not elect to purchase all of the Target Shares pursuant to this Article I, Holder shall have a period of sixty (60) days after the expiration of the five
(5) day period described in the second to last sentence of paragraph 1.5 in which to consummate the sale of the Target Shares to the third-party transferee identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Disposition Notice. The third-party transferee shall acquire the Target Shares subject to the rights of first refusal and the market stand-off obligations. In the event Holder does not consummate the sale or disposition of the Target Shares within the sixty (60) day period described above, Investors' and the Company's first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by Holder until such right lapses in accordance with paragraph 5.1 herein.

     1.7  Allocation Among Investors.  The right of first refusal granted
          --------------------------
hereunder to the Investors shall be allocated among such parties pro rata based on their respective aggregate holdings of the Common Stock of the Company issued and held, and the Common Stock issuable upon conversion of the Company's Series A Preferred Stock.

     1.8  Partial Exercise of Right.  The Company and/or the Investors may
          -------------------------
exercise the right of first refusal pursuant to this Article I with respect to all or any portion of the Target Shares described in a particular Disposition Notice.

II.  EXEMPT TRANSFERS

     2.1  Permitted Transactions.  Notwithstanding the foregoing, the first
          ----------------------
refusal rights of the Company and the Investors shall not apply to any transfer by gift to the ancestors, descendants, siblings or spouse of Holder or to trusts for the benefit of such persons or to TRW Inc. ("TRW") or any directly or indirectly wholly owned affiliate of TRW; provided that the transferee shall furnish the Company and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall be treated as a "Holder" for the purposes of this Agreement.

     2.2  Public Offering.  The provisions of Articles I of this Agreement shall
          ---------------
not apply to the sale of any Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").


III. LEGEND REQUIREMENTS.
     -------------------

     3.1  Legend.  Each certificate representing the Stock owned by the Holder
          ------
shall be endorsed with the following legend:

          "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FIRST REFUSAL AGREEMENT BY AND BETWEEN THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST) AND CERTAIN PROSPECTIVE INVESTORS IN THE CAPITAL STOCK OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     3.2  Removal.  The paragraph 3.1 legend shall be removed upon termination
          -------
of this Agreement in accordance with the provisions of paragraph 5.1.


IV.  MARKET STAND-OFF AGREEMENT.
     --------------------------

     Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               a. such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

               b. all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

               c.   such market stand-off time period shall not exceed 180 days.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such securities of Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


V.   TERMINATION.
     -----------

     5.1  Termination.
          -----------

          a. This Agreement shall terminate upon the occurrence of any one of the following events:

                (i) the liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (ii) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

              (iii) immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form S-1 (or any successor form designated by the Securities and Exchange Commission), resulting in aggregate gross proceeds to the Company of at least $7,500,000 at an offering price to the public of not less than $6.00 per share (appropriately adjusted to reflect any stock splits, stock dividends or similar events).


VI.  MISCELLANEOUS PROVISIONS.
     ------------------------

     6.1  Notice.  Any notice required or permitted to be given to a party
          ------
pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail (or equivalent independent service), postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

     6.2  Severability.  In the event one or more of the provisions of this
          ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

     6.3  Waiver or Modification.  Any amendment or modification of this
          ----------------------
Agreement shall be effective only if evidenced by a written instrument executed by (i) the Holders of a majority of the Common Stock subject to this Agreement,
(ii) the Company, and (iii) all Investors, or their assignees, holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock then held by the Investors.

     6.4  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

     6.5  Attorneys' Fees.  In the event of any dispute involving the terms
          ---------------
hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

     6.6  Further Assurances.  Each party agrees to act in accordance herewith
          ------------------
and not to take any action which is designed to avoid the intention hereof.

     6.7  Ownership.  Holder represents and warrants that he is the sole legal
          ---------
and beneficial owner of the shares of stock subject to this First Refusal Agreement and that no other person has any interest (other than a community property interest) in such shares.

     6.8  Successors and Assigns.  This Agreement and the rights and obligations
          ----------------------
of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

     6.9  Aggregation of Stock.  For the purposes of determining the
          --------------------
availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year indicated above.

                         PHONEPRINT, INC., a Delaware corporation


                         By:  ________________________________________
                              Kevin Compton, Chairman of the Board

                         Address:   207 E. Java Drive
                                    Sunnyvale, CA  94088-3510


                         INVESTORS:

                         KLEINER PERKINS CAUFIELD & BYERS VII


                         By:  ________________________________________

                         Address:   2750 Sand Hill Road
                                    Menlo Park, California 94025


                         KPCB VII FOUNDERS FUND


                         By:__________________________________________

                         Address:   2750 Sand Hill Road
                                    Menlo Park, California 94025


                         SEVIN-ROSEN IV


                         By:  ________________________________________

                         Address:   Two Galleria Tower
                                    13455 Noel Road, Suite 1670
                                    Dallas, Texas 75240


                  [SIGNATURE PAGE TO FIRST REFUSAL AGREEMENT]

                         SEVIN-ROSEN-BAYLESS MANAGEMENT COMPANY

                         By:  ________________________________________

                         Address:   Two Galleria Tower
                                    13455 Noel Road, Suite 1670
                                    Dallas, Texas 75240


                         NORWEST EQUITY PARTNERS IV, a Minnesota Limited Partnership

                         By:   Itasca Partners
                         Its:  General Partner

                         By:  ________________________________________

                         Address:   2800 Piper Jaffray Tower
                                    Minneapolis, Minnesota 55402


                         NEEDHAM CAPITAL SBIC, L.P.
                         By:  Needham Capital Management Partners, L.P.

                         By:  ________________________________________

                         Address:   400 Park Avenue
                                    New York, NY 10022


                         NEEDHAM EMERGING GROWTH PARTNERS


                         By:  ________________________________________

                         Address:   400 Park Avenue
                                    New York, NY 10022


                  [SIGNATURE PAGE TO FIRST REFUSAL AGREEMENT]

                         HOLDER:


                         ESL INCORPORATED, a California corporation


                         By:  ________________________________________

                         Title: ______________________________________


                         Address:   495 Java Drive
                                    Sunnyvale, CA  94088-3510


                  [SIGNATURE PAGE TO FIRST REFUSAL AGREEMENT]

                               Phoneprint, Inc.

                                  Schedule A
                                  ----------


                                   INVESTORS
                                   ---------


          KLEINER, PERKINS, CAUFIELD & BYERS VII

          KPCB VII FOUNDERS FUND

          SEVIN-ROSEN IV

          SEVIN-ROSEN-BAYLESS MANAGEMENT

          NORWEST EQUITY PARTNERS IV

          NEEDHAM CAPITAL SBIC, L.P.

          NEEDHAM EMERGING GROWTH PARTNERS

                                  Schedule B
                                  ----------


                                    HOLDER
                                    ------



          ESL INCORPORATED          2,019,850 Shares of Series A Preferred
                                    Stock

                                   EXHIBIT D

                               VOTING AGREEMENT
                               ----------------

                               VOTING AGREEMENT
                               ----------------



     THIS AGREEMENT is made as of the 14th day of December, 1994, by and among PhonePrint, Inc., a Delaware corporation (the "Company"), ESL Incorporated, a California corporation ("ESL"), and the persons listed on the Schedule of Investors attached hereto as Schedule A (the "Investors").

     WHEREAS, the Investors desire to purchase Series A Preferred Stock of the Company pursuant to that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

     WHEREAS, the Investors desire to designate two representatives to sit as directors of Company; ESL desires to designate one representative to sit as a director of the Company; and ESL and the Investors desire to designate the then-current Chief Executive Officer of the Company to sit as a director of the Company; and ESL agrees to vote its shares for the fifth director as directed by the Investors, and

     WHEREAS, ESL, the Company and the Investors acknowledge that they are entering into this Agreement as an inducement to and in consideration of the purchase of Series A Preferred Stock by the Investors pursuant to the Purchase
Agreement:

     IT IS HEREBY AGREED AS FOLLOWS:

     a.   Investors' Agreement to Vote.  During the term of this Agreement, the
          ----------------------------
Investors agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Investors Shares"), as follows:

          (i)    Investors' Representatives.  The Investors shall vote or act
                 --------------------------
with respect to the Investors Shares so as always to elect two (2) designees of the Investors as directors of the Company, such designees to be named in accordance with Section 3.

          (ii)   ESL Representative.  The Investors shall vote or act with
                 ------------------
respect to the Investors Shares so as always to elect one (1) designee of ESL as a director of the Company, such designee to be named in accordance with
Section 3.

          (iii)  Chief Executive Officer.  The Investors shall vote or act with
                 -----------------------
respect to the Investors Shares so as always to elect the then-current Chief Executive Officer of the Company as a director of the Company.

     b.   ESL's Agreement to Vote.  During the term of this Agreement, ESL
          -----------------------
agrees to vote all of the shares of the Company's voting securities now or hereafter owned by it, whether beneficially or otherwise (the "ESL Shares"), as follows:

          (i)    Investors' Representatives.  ESL shall vote or act with respect
                 --------------------------
to the ESL Shares so as always to elect two (2) designees of the Investors as directors of the Company, such designees to be named in accordance with Section 3.

          (ii)   ESL Representative.  ESL shall vote or act with respect to the
                 ------------------
ESL Shares so as always to elect one (1) designee of ESL as a director of the Company, such designee to be named in accordance with Section 3.

          (iii)  Chief Executive Officer.  ESL shall vote or act with respect to
                 -----------------------
the ESL Shares so as always to elect the then-current Chief Executive Officer of the Company as a director of the Company.

          (iv)   Fifth Director.  ESL shall vote or act with respect to the ESL
                 --------------
Shares so as to always vote those shares for the fifth director as directed by the Investors.

     c.   Selection of Designees.  The Company shall provide notice to each of
          ----------------------
the Investors and ESL at least 30 days prior to its distribution of notice and proxy materials for any meetings at which directors will be elected. The Investors shall deliver to the Company at least 20 days prior to the date scheduled for such meeting, its list of two designees, with such list of designees to have been approved by a majority in interest of the Investors Shares. ESL shall deliver to the Company at least 20 days prior to the date scheduled for such meeting its one designee. The Company shall include the list of designees for the Investors and ESL in the notice and proxy material for such selection of directors. In the event no list of designees is given by either the Investors or ESL, the list of designees for that group shall be the directors on the board at that time representing such group.

     d.   Successors in Interest.
          ----------------------

          (i) The provisions of this Agreement shall be binding upon the successors in interest of ESL or the Investors to any of the ESL Shares or Investors Shares. The Company shall not permit the transfer of any ESL Shares or Investors Shares on its books or issue a new certificate representing any ESL Shares or Investors Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, satisfactory in form and substance to the other shareholders, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was ESL or an Investor hereunder.

          (ii) Each certificate representing any ESL Shares or Investors Shares shall be endorsed by the Company with a legend reading as follows:

          The Shares evidenced hereby are subject to a Voting
          Agreement dated as of December 14, 1994 as may be amended from time to time (a copy of which may be obtained from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement.

     e.   Covenants of the Company.  The Company agrees to take all actions
          ------------------------
required to ensure that the rights given to the Investors and ESL hereunder are effective and that the Investors and ESL enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination of the designees of the Investors and ESL and the then-current Chief Executive Officer of the Company for election as directors of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Investors and ESL hereunder against impairment.

     f.   Mutual Covenants.  Both ESL and the Investors agree to take all
          ----------------
actions required to maintain the authorized number of directors of the Company at five.

     g.   Termination.  This Agreement shall terminate upon the earlier of (i)
          -----------
the consummation of the Company's initial public offering on a firm underwriting basis, or (ii) the written consent of at least a majority in interest of the Investors Shares and the written consent of at least a majority in interest of the ESL Shares.

     h.   Amendments and Waivers.  Any term hereof may be amended and the
          ----------------------
observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and holders of a majority in interest of the Investors Shares or their successors and assigns and holders of a majority in interest of the ESL Shares or their successors and assigns. Any amendment or waiver so effected shall be binding upon the Company, any holder of Investors Shares, their successors and assigns, and any holder of ESL Shares, their successors and assigns.

     i.   Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     j.   Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     k.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     l.   Successors and Assigns.  Except as otherwise expressly provided in
          ----------------------
this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     m.   Equitable Remedies.  The Company, the Investors and ESL acknowledge
          ------------------
and agree that the legal remedies available to the Investors and ESL in the event any party violates the covenants and agreements made in this Agreement would be inadequate and that the Investors or ESL, as the case may be, shall be entitled, without posting any bond or other security, to temporary, preliminary, and permanent injunctive relief, specific performance and other equitable remedies in the event of such a violation, in addition to any other remedies which the Investors or ESL, as the case may be, may have at law or in equity.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                              PHONEPRINT, INC., a Delaware corporation


                              By:   _____________________________________

                              Title:_____________________________________

                              Address:  207 E. Java Drive
                                        Sunnyvale, CA  94088-3510


                              ESL INCORPORATED, a California corporation


                              By: _______________________________________

                              Its:_______________________________________

                              Address:  495 Java Drive
                                        Sunnyvale, CA  94088-3510


                              INVESTORS:

                              KLEINER PERKINS CAUFIELD & BYERS VII

                              By: _______________________________________

                              Address:   2750 Sand Hill Road
                                         Menlo Park, California 94025


                              KPCB VII FOUNDERS FUND

                              By: _______________________________________

                              Address:   2750 Sand Hill Road
                                         Menlo Park, California 94025

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                              SEVIN-ROSEN IV

                              By: _______________________________________

                              Address:   Two Galleria Tower
                                         13455 Noel Road, Suite 1670
                                         Dallas, Texas 75240


                              SEVIN-ROSEN-BAYLESS MANAGEMENT COMPANY

                              By: _______________________________________

                              Address:   Two Galleria Tower
                                         13455 Noel Road, Suite 1670
                                         Dallas, Texas 75240


                              NORWEST EQUITY PARTNERS IV, a Minnesota Limited Partnership

                              By:   Itasca Partners
                              Its:  General Partner

                                    By: _________________________________

                              Address:   2800 Piper Jaffray Tower
                                         Minneapolis, Minnesota 55402


                              NEEDHAM CAPITAL SBIC, L.P.
                              By:   Needham Capital Management Partners, L.P.

                                    By: _________________________________

                              Address:   400 Park Avenue
                                         New York, NY 10022


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                              NEEDHAM EMERGING GROWTH PARTNERS


                              By: _______________________________________

                              Address:   400 Park Avenue
                                         New York, NY 10022


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  SCHEDULE A
                                  ----------

                             Schedule of Investors
                             ---------------------



          KLEINER, PERKINS, CAUFIELD & BYERS VII

          KPCB VII FOUNDERS FUND

          SEVIN-ROSEN IV

          SEVIN-ROSEN-BAYLESS MANAGEMENT

          NORWEST EQUITY PARTNERS IV

          NEEDHAM CAPITAL SBIC, L.P.

          NEEDHAM EMERGING GROWTH PARTNERS

                                      A-1